Exhibit 23.1

Onestop Assurance PAC 10 Anson Road #21-14 International Plaza Singapore 079903 Tel: (+65) 6883 5647 Email: audit@onestop-audit.com Website: www.onestop-audit.com

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form F-1 of our report dated April 20, 2026, with respect to the financial statements of Timwood Holdings Limited as of September 18, 2025 (date of incorporation), appearing in its Registration Statement on Form F-1.

We also consent to the reference to our firm under the heading “Experts” in this Registration Statement.

/s/ Onestop Assurance PAC

Singapore

August 20, 2026

Onestop Assurance PAC 10 Anson Road #21-14 International Plaza Singapore 079903 Tel: (+65) 6883 5647 Email: audit@onestop-audit.com Website: www.onestop-audit.com

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form F-1 of our report dated April 20, 2026, with respect to the financial statements of Rightime Action Limited as of October 3, 2025 (date of incorporation), appearing in its Registration Statement on Form F-1.

We also consent to the reference to our firm under the heading “Experts” in this Registration Statement.

/s/ Onestop Assurance

PAC Singapore

August 20, 2026

Onestop Assurance PAC 10 Anson Road #21-14 International Plaza Singapore 079903 Tel: (+65) 6883 5647 Email: audit@onestop-audit.com Website: www.onestop-audit.com

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form F-1 of our report dated November 5, 2025, except for Note 8, as to which the date is December 23, 2025 and Notes 1, 3 and 9, as to which the date is May 8, 2026, with respect to the financial statements of Timwood Asia Logistics Limited appearing in its Form F-1 Registration Statement on Form F-1 for the years ended June 30, 2025 and 2024.

We also consent to the reference to our firm under the heading “Experts” in this Registration Statement.

/s/ Onestop Assurance

PAC Singapore

August 20, 2026